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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 26, 2004
(Date of Report (Date of Earliest Event Reported))

iSTAR FINANCIAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-15371 (Commission File Number)	95-6881527 (IRS Employer Identification Number)

1114 Avenue of the Americas, 27th Floor New York, New York (Address of Principal Executive Offices)		10036 (Zip Code)

(212) 930-9400
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events

        On February 26, 2004, iStar Financial Inc. (the "Company") filed a Prospectus Supplement, dated February 25, 2004, to the Prospectus dated December 16, 2003, included as part of the Registration Statement on Form S-3 of the Company (File No. 333-109599), relating to the offering of 5,000,000 shares of the Company's 7.50% Series I Cumulative Redeemable Preferred Stock, par value $0.001 per share (the "Preferred Stock"). On February 25, 2004, the Company entered into a Underwriting Agreement with Bear, Stearns & Co. Inc., relating to the offering and sale by Bear, Stearns & Co. Inc. of the Preferred Stock.

Item 7. Exhibits

        The following exhibits are filed with this Report pursuant to Regulation S-K Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, File No. 333-109599, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

Exhibit Number	Exhibit
1.1	Underwriting Agreement between iStar Financial Inc. and Bear, Stearns & Co. Inc. dated February 25, 2004.
3.1	Articles Supplementary relating to the Series I Preferred Stock, incorporated herein by reference to Exhibit 3.2 of the Company's Form 8-A filed on February 27, 2004.
4.1	Form of 7.50% Series I Cumulative Redeemable Preferred Stock Certificate, incorporated herein by reference to Exhibit 4 to the Company's Form 8-A filed on February 27, 2004.
5.1	Opinion of Clifford Chance US LLP regarding the legality of the Preferred Stock.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.
Date: February 26, 2004	By:	/s/ JAY SUGARMAN Jay Sugarman Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement between iStar Financial Inc. and Bear, Stearns & Co. Inc. dated February 25, 2004.
3.1	Articles Supplementary relating to the Series I Preferred Stock, incorporated herein by reference to Exhibit 3.2 of the Company's Form 8-A filed on February 27, 2004.
4.1	Form of 7.50% Series I Cumulative Redeemable Preferred Stock Certificate, incorporated herein by reference to Exhibit 4 to the Company's Form 8-A filed on February 27, 2004.
5.1	Opinion of Clifford Chance US LLP regarding the legality of the Preferred Stock.

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  Item 5. Other Events
  Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX